Alkami Technology, Inc. Proprietary Information. Alkami Technology First Quarter 2026

2 © A lk am i T ec h n o lo gy , I n c. This presentation contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors. Cautionary Statement Regarding Forward-Looking Statements

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Alkami Technology, Inc.

Who We Are

- Cloud-based digital sales and service platform provider serving U.S. financial institutions

What We Do

- Empower financial institutions to grow, drive user engagement and improve operational efficiency
- Leverage broad product set enabling retail and commercial banking

How We Do It

- Powerful, scalable technology stack
- Modern architecture, multi-tenant
- Continuous integration, delivery and deployment

Who We Serve

- Community, regional and super-regional FIs

We enable FIs to effectively compete with larger, more technologically advanced and well-resourced competitors


Financial
Institutions
Alkami
Digital Banking Consumer
and Commercial Users
FinTech
Partners

© Alkami Technology, Inc.

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Alkami's Addressable Market: User Characteristics

250M+ digital users, excluding megabanks


Legacy Providers: 200M+
User Growth: 4-6%
Alkami
~23M
Competitor
~28M

Total market digital users growing 4-6%, driven by:

- Increasing number of accounts per customer
- Ease of new account opening via digital tools
- Demographics, including population shift to exurban areas and declines in unbanked and underbanked customers

Digital user growth historically uncorrelated with contraction in branches or number of FIs

Addressable Market = FIs with assets from $100M to $450B, representing 250M+ digital users
Legacy Providers include Fiserv, FIS, JKHY, Candescent and other small or point solutions
Sources: SEC filings, NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research

© Alkami Technology, Inc.

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Large, Fast-Growing Addressable Market

Approximately $14 billion TAM


MANTL
(DAO/LOS):
$3.2B
Core Platform:
$8.8B
Segmint:
$1.3B
ACH Alert:
$1.1B

Total Addressable Market

- 250M digital users x $58 RPU
- Digital users growing 5% to 8% annually
- 30+ products today vs. 9 in 2015

Alkami Today

Core Platform	**250M digital users x $35 RPU** **Existing client digital penetration of <80% expected to converge to near 100%**
ACH Alert	**Fraud Prevention - Acquired in 2020**
Segmint	**Managed Marketing & AI - Acquired in 2022**
MANTL	**Digital Account Opening and Unsecured Loan Origination capabilities expected to accelerate with MANTL acquisition**

250M users represent FIs with assets from $100M and $450B
Sources: NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research, December 2024

© Alkami Technology, Inc.

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Go-To-Market Cadence

Highly targeted annual renewal class allows us to focus sales resources

- **Sales team** drives outbound lead generation, cross selling and account management

- **Client success team** supports retention and deepens the relationships with our clients


9,000+
FIs
2,500
Target
Clients
500
Annual
Renewals

Over **9,000** FIs in the United States

We focus on the top **2,500** FIs excluding the megabanks

Industry average contract length of 5 years translates to approximately 500 contracts up for renewal annually

Note: Excludes financial institutions with assets greater than $450B

© Alkami Technology, Inc.

7 © A lk am i T ec h n o lo gy , I n c. Alkami’s Digital Sales & Service Platform Digital Banking Data & Marketing Onboarding & Account Opening ● Seamless omnichannel handoff ● Faster onboarding ● One platform for all deposit types ● Award -winning user experience ● Built for both retail and business ● Customizable without custom development ● Predictive targeting ● Built-in campaigns ● Behavioral data, ready to go

8 © A lk am i T ec h n o lo gy , I n c. Alkami’s Digital Sales & Service Platform Onboarding & Account Opening Marketing Data Insights Admin, Risk & Reporting Account Management Business & Commercial Banking Financial Analytics Retail Banking Payments & Receivables Extensibility Sales Service Guard

9 © A lk am i T ec h n o lo gy , I n c. Multiple Levers Driving Growth ● Clients driven by new logo wins, historically among credit unions with a growing presence among banks ● Registered users grow as we add new logos and as clients add users ● RPU driven by product penetration at initial sale and add-on sales, and is offset by volume discounts as existing clients add users Note: RPU and ARR include subscription and recurring implementation services revenue and MANTL

10 © A lk am i T ec h n o lo gy , I n c. How We Achieve Our Long-term Objectives Market Leadership Maintain Strong Credit Union Position Grow Bank Mindshare and Capabilities Drive Add-On Sales Scale and Continued Cost Discipline Continuous Product and Platform Improvement

Alkami Technology, Inc. Proprietary Information. Financial Overview

12 © A lk am i T ec h n o lo gy , I n c. Q1 2026 Financial Performance $M ● Q1’26 revenue growth of 28.9% driven by MANTL acquisition, new clients, existing client user growth and ARPU growth ● Gross Margin reflects temporary 2026 database costs; full-year expectations remain at approximately 65% ● Adjusted EBITDA expansion driven by continued scale and efficiencies across R&D, S&M and G&A Note: Gross margin % on a non-GAAP basis

13 © A lk am i T ec h n o lo gy , I n c. Operating and Financial Highlights Q1 2026 $494M ARR Subscription Revenue Mix as of 3/31/26 96% Subscription Revenue 12/31/25 115% Net Dollar Retention Digital Banking Q1 2026 $1.7B RPO Digital Banking Clients 307 Q1 2026 278 Q1 2025 Registered Users 23.0M20.5M Q1 2026Q1 2025 Q1 2026 Highlights ● Signed 6 new digital banking platform clients ● Implemented 7 clients in, bringing digital platform client count to 307 ● 40 new clients in implementation backlog, representing 1.4M digital users ● Exited Q1 with 23.0M registered users, up 2.5M or 12%; drivers include implementations and existing client growth ● Increased ARR 22% to $494M ● Remaining performance obligation reached $1.7B representing 3.5 times live ARR ● 2026E Digital Banking ARR churn less than 1% vs long-term expected annual churn modeled at 2-3%

14 © A lk am i T ec h n o lo gy , I n c. Strong Historical Revenue Growth $M

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Technology Demand and Product Expansion Drive ARR

Cohort ARR Expansion Via User Growth and Cross-Sell Success



2025
2024
2023
2022
2021
2020
2019
2018
2017
2012-2016
1.05 x
1.24 x
1.46 x
1.96 x
2.26 x
2.30 x
2.47 x
2.96 x
2.43 x
3.79 x

ARR Expansion Drivers

- Long-term contracts
- Escalating contract minimums
- Gross client retention
- Growth in digital user adoption
- Product cross-sell

As of 12/31/25

© Alkami Technology, Inc.

16 © A lk am i T ec h n o lo gy , I n c. Gross Margin Expansion Driven by Scale and Efficiency $M

17 © A lk am i T ec h n o lo gy , I n c. Best-in-Class GTM Efficiency ● Long-term contract structure reduces annual GTM motion ● Alkami models annual client retention of 97% - 98% ● 2026E reflects continued growth in S&M spend related to bank market expansion and DSSP ● Historical high sales team productivity and GTM efficiency among the best in SaaS ● Continued GTM efficiency driven by cross-sale and upsell opportunities, and from existing client user growth

18 © A lk am i T ec h n o lo gy , I n c. Financial Guidance and Long-Term Profile $ millions; 2026E reflects midpoint of management guidance provided April 29, 2026 ● Gross margin approaching 70% in 2030 ● Adjusted EBITDA margin expansion of approximately 300 basis points annually from 2026 to 2030 ● Rule of 45 in 2030 2030 Financial Framework2026 Guidance

19 © A lk am i T ec h n o lo gy , I n c. Selected Historical Data 2023 2024 2025 Q1’25 Q1’26 Digital banking platform clients 236 272 301 278 307 Growth % 19% 15% 11% 14% 10% Digital banking platform users (M) 17.5 20.0 22.4 20.5 23.0 Growth % 20% 14% 12% 13% 12% Live ARR ($M) $ 291.0 $ 355.9 $ 480.3 $ 403.9 $ 493.6 Growth % 29% 22% 35% 33% 22% RPU $ 16.63 $ 17.81 $ 21.44 $ 19.74 $ 21.46 Growth % 7% 7% 20% 18% 9% RPO ($M) $ 1,140 $ 1,366 $ 1,715 $ 1,565 $ 1,750 Growth % 28% 20% 26% 31% 12% Notes: MANTL acquisition completed in Q1’25 driving one-time increases in RPU Growth % reflects year-over-year growth

20 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

21 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

22 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)